UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2011

Date of reporting period: June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein U.S. Strategic Research Portfolio

June 30, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 12, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein U.S. Strategic Research Portfolio (the “Fund”), for the annual reporting period ended June 30, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues opportunistic growth by investing primarily in a diversified portfolio of U.S. companies in multiple industries that may benefit from innovation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by U.S. companies.

The Fund invests in securities issued by companies from multiple industries in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund may invest up to 20% of its net assets in equity and fixed income securities issued by non-U.S. corporate and governmental issuers. The Fund may invest in both developed and emerging market countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with AllianceBernstein L.P.’s (the “Adviser’s”) assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund may also invest in synthetic foreign equity securities, which are a type of warrant used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 40-60 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (S&P) 500 Index. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Multi-Cap Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	1

The Fund outperformed its benchmark and the Lipper Average for the 12-month period ended June 30, 2011, and lagged its benchmark and the Lipper Average for the six-month period ended June 30, 2011, before sales charges.

For the 12-month period ended June 30, 2011, strong security selection drove performance, while sector selection was neutral. Shares in the Fund’s Web 2.0 theme had the largest positive impact. Netflix, Amazon.com, Salesforce.com, and Red Hat delivered strong returns as their fundamentals continued to improve, reinforcing confidence in the long term growth potential of cloud computing. The Fund’s Strategic Research Portfolio Oversight Group (the “Group”) believed that growth would accelerate and cyclical amplitude would increase after the massive stimulus efforts of the U.S. federal government and Treasury in 2009-2010. Therefore, the Fund was overweight in the energy and materials sectors, and this contributed to performance. National Oilwell Varco, Freeport-McMoRan Copper and Gold and Weyerhaeuser were among the names which advanced as commodity prices rose and inflation protection was sought by investors. The largest detractor was Shaw Group, an engineering and construction company with a strong franchise in power generation and a partial ownership stake in Westinghouse Electric, a nuclear-power leader. Shares were range-bound and underperformed in the second half of 2010, relative to a generally buoyant market. In the first half of 2011, shares corrected in response to the natural disaster in Japan. The Group believes Shaw’s order books will improve as work commences in earnest worldwide to upgrade or decommission older nuclear plants. Eventually, the Group expects Shaw to be involved in building new, safer third-generation nuclear facilities. Barrick Gold, a mining company, also underperformed as its stock price decoupled from the rising price of gold. The company has announced higher capital expenditure needs and scattered production disappointments, which have held back performance. Over time, the Group believes the production issues can reverse and the upward pressure on the stock from the record high price of gold can provide another source of upside.

In the six-month period ended June 30, 2011, sector selection detracted while stock selection was additive to returns. Performance was most affected by sector selection, specifically the Fund’s pro-cyclical stance as the market turned more defensive. The underweight in consumer staples and healthcare detracted as well. Stocks in the Energy Transformation sub-theme such as Cameco, an uranium producer, and Shaw Group were hard-hit in the pullback following the natural disaster in Japan. Industrial cyclicals and technology staffing company overweights detracted, including visual computing specialist Manpower and Nvidia. Contributors included several holdings in the Fund’s technology-driven themes, Web 2.0 and Genomic Health. Netflix was the largest contributor for the

2	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

six-month period ended June 30, 2011, buoyed by strong uptake of its streaming content delivery service and widening competitive lead over other streaming services. Other contributors in those themes included Illumina, which sells equipment to sequence DNA, information technology services player Equinix, Google, and advertising agency Interpublic Group.

The Fund did not utilize derivatives or leverage during the reporting periods.

Market Review and Investment Strategy

The 12 months ended June 30, 2011 have been a tale of two markets, with late 2010 characterized by return of risk appetite as the second round of quantitative easing flooded the markets with liquidity. In the first six months of 2011, volatility continued as major, global headwinds buffeted confidence. At the time of writing, market fears focusing on the possibility of a double-dip recession and systemic financial risk continued to dominate sentiment. The Group’s analysis of economic data leads it to conclude equity markets are undervalued, while cash flows are robust and corporations cash-rich. The Group remains vigilant, as always, and prepared to take advantage of market volatility in either direction when it offers opportunity.

High oil prices and the disruption of supply chains in manufacturing and technology after the natural disaster in Japan have stoked fears and masked underlying resilience of the U.S. economy. China’s efforts to moderate growth and inflation have intensified these uncertainties on a global level. The end of the QE2 monetary stimulus efforts raised uncertainties, despite evidence that liquidity is becoming increasingly sustainable. Finally, sovereign credit problems in the eurozone appear intractable, adding to the skittishness.

Instead of steering the Fund toward defensive stocks, the Group has decided to lean against conventional wisdom and increase exposure to the cyclical expression of the themes. The Group believes above-trend growth may return for the full year 2011. The Fund owns stocks with superior long-term growth potential in technology-driven themes, Web 2.0 and Genomic Health, among the innovators and beneficiaries of cloud computing and molecular medicine. The Group believes consumer expenditure in emerging markets will display solid long-term growth, as wages have been on a rising trend and currencies have begun to appreciate. The Fund therefore holds companies poised to satisfy the needs of an emerging middle class of consumers in Asia and other regions. Rising inflation expectations may return, from growth as well as the after effects of the enormous stimulus efforts in 2008-2011. The Group has therefore balanced the Fund’s longer-duration holdings with exposure to real asset equities, such as gold mining stocks and commodity producers. The Group’s rigorous process is unchanged. Their top-down macro analysis entails monitoring numerous signposts daily for signals of economic and market risk. The bottom-up focus on companies is equally important, and the Group uses frequent communication with management of the Fund’s holdings to challenge assumptions or validate its views.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the Fund’s holdings rise and fall from day to day, so investments may lose value.

Foreign (Non-US) Risk: Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Capitalization Size Risk (Small/Mid): Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein U.S. Strategic Research Portfolio
Class A	2.04%	36.81%

Class C	1.64%	35.93%

Advisor Class†	2.20%	37.26%

Class R†	1.89%	36.64%

Class K†	2.05%	36.85%

Class I†	2.13%	37.21%

S&P 500 Index	6.02%	30.69%

Lipper Multi-Cap Growth Funds Average	6.32%	35.37%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/23/09* TO 6/30/11

*	Since inception of the Fund’s Class A shares on 12/23/09.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Strategic Research Portfolio Class A shares (from 12/23/09 to 6/30/11) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2011
	NAV Returns	SEC Returns

Class A Shares
6 Months	2.04%	-2.27%
12 Months	36.81%	30.98%
Since Inception*	16.53%	13.27%

Class C Shares
6 Months	1.64%	0.64%
12 Months	35.93%	34.93%
Since Inception*	15.70%	15.70%

Advisor Class Shares**
6 Months	2.20%	2.20%
12 Months	37.26%	37.26%
Since Inception*	16.87%	16.87%

Class R Shares**
6 Months	1.89%	1.89%
12 Months	36.64%	36.64%
Since Inception*	16.27%	16.27%

Class K Shares**
6 Months	2.05%	2.05%
12 Months	36.85%	36.85%
Since Inception*	16.56%	16.56%

Class I Shares**
6 Months	2.13%	2.13%
12 Months	37.21%	37.21%
Since Inception*	16.84%	16.84%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 37.39%, 40.51%, 45.29%, 23.06%, 22.79% and 22.49% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.35%, 2.05%, 1.05%, 1.55%, 1.30%, and 1.05% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through June 30, 2012 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/23/2009

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
6 Months	-2.27%
12 Months	30.98%
Since Inception*	13.27%

Class C Shares
6 Months	0.64%
12 Months	34.93%
Since Inception*	15.70%

Advisor Class Shares**
6 Months	2.20%
12 Months	37.26%
Since Inception*	16.87%

Class R Shares**
6 Months	1.89%
12 Months	36.64%
Since Inception*	16.27%

Class K Shares**
6 Months	2.05%
12 Months	36.85%
Since Inception*	16.56%

Class I Shares**
6 Months	2.13%
12 Months	37.21%
Since Inception*	16.84%

*	Inception date: 12/23/2009

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 4.

8	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011		Ending Account Value June 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,020.40	$1,018.10	$6.76	$6.76
Class C	$1,000	$1,000	$1,016.40	$1,014.63	$10.25	$10.24
Advisor Class	$1,000	$1,000	$1,022.00	$1,019.59	$5.26	$5.26
Class R	$1,000	$1,000	$1,018.90	$1,017.16	$7.76	$7.75
Class K	$1,000	$1,000	$1,020.50	$1,018.35	$6.51	$6.51
Class I	$1,000	$1,000	$1,021.30	$1,019.59	$5.26	$5.26
*	Expenses are equal to the classes’ annualized expense ratios of 1.35%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	9

Fund Expenses

PORTFOLIO SUMMARY

June 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $33.0

TEN LARGEST HOLDINGS**

June 30, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$1,257,084	3.8%
Red Hat, Inc.	1,091,502	3.3
Amazon.com, Inc.	923,272	2.8
Illumina, Inc.	919,836	2.8
Denbury Resources, Inc.	918,200	2.8
Barrick Gold Corp.	909,876	2.8
Salesforce.com, Inc.	870,788	2.6
CME Group, Inc. – Class A	797,499	2.4
IntercontinentalExchange, Inc.	771,955	2.3
Monsanto Co.	767,836	2.3
	$9,227,848	27.9%

*	All data are as of June 30, 2011. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Information Technology – 23.5%
Communications Equipment – 4.6%
Juniper Networks, Inc.(a)	23,550	$741,825
Qualcomm, Inc.	13,435	762,973

		1,504,798

Computers & Peripherals – 5.3%
Apple, Inc.(a)	3,745	1,257,084
NetApp, Inc.(a)	9,320	491,910

		1,748,994

Internet Software & Services – 1.7%
Equinix, Inc.(a)	5,535	559,146

Semiconductors & Semiconductor Equipment – 3.0%
Cree, Inc.(a)	14,610	490,750
NVIDIA Corp.(a)	32,050	510,717

		1,001,467

Software – 8.9%
Intuit, Inc.(a)	12,225	633,989
Oracle Corp.	10,385	341,770
Red Hat, Inc.(a)	23,780	1,091,502
Salesforce.com, Inc.(a)	5,845	870,788

		2,938,049

		7,752,454

Energy – 17.7%
Energy Equipment & Services – 6.2%
Halliburton Co.	7,555	385,305
Nabors Industries Ltd.(a)	19,790	487,626
National Oilwell Varco, Inc.	8,740	683,555
Schlumberger Ltd.	5,490	474,336

		2,030,822

Oil, Gas & Consumable Fuels – 11.5%
Cameco Corp.	25,015	659,145
Denbury Resources, Inc.(a)	45,910	918,200
EOG Resources, Inc.	5,855	612,140
Kinder Morgan, Inc./Delaware(a)	14,510	416,873
Noble Energy, Inc.	6,560	587,973
Occidental Petroleum Corp.	5,850	608,634

		3,802,965

		5,833,787

Consumer Discretionary – 14.3%
Auto Components – 2.3%
Johnson Controls, Inc.	17,955	748,005

Automobiles – 1.6%
Toyota Motor Corp. (Sponsored ADR)	6,220	512,652

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 2.2%
Ctrip.com International Ltd. (ADR)(a)	8,950	$385,566
Starwood Hotels & Resorts Worldwide, Inc.	6,040	338,482

		724,048

Internet & Catalog Retail – 4.7%
Amazon.com, Inc.(a)	4,515	923,272
NetFlix, Inc.(a)	2,423	636,498

		1,559,770

Media – 2.6%
Interpublic Group of Cos., Inc. (The)	27,645	345,563
Walt Disney Co. (The)	13,435	524,502

		870,065

Specialty Retail – 0.9%
Lowe’s Cos., Inc.	13,390	312,121

		4,726,661

Materials – 12.0%
Chemicals – 3.5%
Air Products & Chemicals, Inc.	4,020	384,232
Monsanto Co.	10,585	767,836

		1,152,068

Metals & Mining – 8.5%
Agnico-Eagle Mines Ltd.	7,265	458,639
Allegheny Technologies, Inc.	11,125	706,104
Barrick Gold Corp.	20,090	909,876
Freeport-McMoRan Copper & Gold, Inc.	13,950	737,955

		2,812,574

		3,964,642

Industrials – 10.8%
Air Freight & Logistics – 1.4%
United Parcel Service, Inc. – Class B	6,570	479,150

Construction & Engineering – 2.1%
Shaw Group, Inc. (The)(a)	23,595	712,805

Electrical Equipment – 2.0%
Babcock & Wilcox Co. (The)(a)	23,875	661,576

Machinery – 3.7%
Cummins, Inc.	6,210	642,673
Deere & Co.	6,930	571,379

		1,214,052

Professional Services – 1.6%
Manpower, Inc.	9,660	518,259

		3,585,842

Financials – 10.4%
Capital Markets – 2.3%
Apollo Global Management LLC	19,200	330,240

12	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

State Street Corp.	9,505	$428,580

		758,820

Diversified Financial Services – 4.7%
CME Group, Inc. – Class A	2,735	797,499
IntercontinentalExchange, Inc.(a)	6,190	771,955

		1,569,454

Insurance – 1.1%
AON Corp.	7,155	367,051

Real Estate Investment Trusts (REITs) – 2.3%
Weyerhaeuser Co.	34,171	746,978

		3,442,303

Health Care – 7.2%
Biotechnology – 1.5%
Gilead Sciences, Inc.(a)	12,235	506,651

Health Care Providers & Services – 2.9%
Laboratory Corp. of America Holdings(a)	6,245	604,454
Medco Health Solutions, Inc.(a)	6,170	348,728

		953,182

Life Sciences Tools & Services – 2.8%
Illumina, Inc.(a)	12,240	919,836

		2,379,669

Telecommunication Services – 1.5%
Wireless Telecommunication Services – 1.5%
Sprint Nextel Corp.(a)	91,640	493,940

Utilities – 1.3%
Independent Power Producers & Energy Traders – 1.3%
Calpine Corp.(a)	26,470	426,961

Consumer Staples – 1.1%
Personal Products – 1.1%
Estee Lauder Cos., Inc. (The) – Class A	3,480	366,061

Total Common Stocks (cost $33,377,133)		32,972,320

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(b) (cost $104,255)	104,255	104,255

Total Investments – 100.1% (cost $33,481,388)		33,076,575
Other assets less liabilities – (0.1)%		(33,385)

Net Assets – 100.0%		$33,043,190

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	13

Portfolio of Investments

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $33,377,133)	$32,972,320
Affiliated issuers (cost $104,255)	104,255
Receivable for capital stock sold	122,120
Dividends receivable	16,265

Total assets	33,214,960

Liabilities
Payable for capital stock redeemed	83,708
Legal fee payable	20,671
Printing fee payable	20,549
Registration fee payable	18,201
Audit fee payable	10,342
Distribution fee payable	3,400
Advisory fee payable	2,016
Transfer Agent fee payable	1,147
Accrued expenses	11,736

Total liabilities	171,770

Net Assets	$33,043,190

Composition of Net Assets
Capital stock, at par	$26,431
Additional paid-in capital	33,480,182
Distributions in excess of net investment income	(3,601)
Accumulated net realized loss on investment and foreign currency transactions	(55,054)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(404,768)

$33,043,190

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$9,461,526	758,332	$12.48	*

C	$1,282,986	103,703	$12.37

Advisor	$22,261,383	1,778,092	$12.52

R	$12,400	1,000	$12.40

K	$12,431	1,000	$12.43

I	$12,464	1,000	$12.46

*	The maximum offering price per share for Class A shares was $13.03 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2011

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,193)	$127,957
Affiliated issuers	613	$128,570

Expenses
Advisory fee (see Note B)	100,089
Distribution fee—Class A	15,689
Distribution fee—Class C	5,026
Distribution fee—Class R	58
Distribution fee—Class K	29
Transfer agency—Class A	9,064
Transfer agency—Class C	1,136
Transfer agency—Advisor Class	12,701
Transfer agency—Class R	9
Transfer agency—Class K	7
Transfer agency—Class I	3
Custodian	83,779
Registration fees	76,760
Administrative	75,500
Amortization of offering expenses	48,290
Audit	47,742
Legal	40,060
Printing	21,347
Directors’ fees	10,882
Miscellaneous	7,963

Total expenses	556,134
Less: expenses waived and reimbursed by the Adviser (see Note B)	(395,208)

Net expenses		160,926

Net investment loss		(32,356)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		10,121
Foreign currency transactions		24
Net change in unrealized appreciation/depreciation of:
Investments		(286,432)
Foreign currency denominated assets and liabilities		45

Net loss on investment and foreign currency transactions		(276,242)

Net Decrease in Net Assets from Operations		$(308,598)

See notes to financial statements.

16	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2011	December 23, 2009(a) to June 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(32,356)	$(1,338)
Net realized gain (loss) on investment and foreign currency transactions	10,145	(40,790)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(286,387)	(118,381)

Net decrease in net assets from operations	(308,598)	(160,509)
Dividends to Shareholders from
Net investment income
Class A	(9,289)	– 0	–
Class C	(1,664)	– 0	–
Advisor Class	(13,539)	– 0	–
Class R	(158)	– 0	–
Class K	(173)	– 0	–
Class I	(188)	– 0	–
Capital Stock Transactions
Net increase	31,843,736	1,693,572

Total increase	31,510,127	1,533,063
Net Assets
Beginning of period	1,533,063	– 0	–

End of period (including distributions in excess of net investment income of ($3,601) and undistributed net investment income of $598, respectively)	$33,043,190	$1,533,063

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), is a Maryland corporation. The Company operates as a series company currently comprised of six portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio and AllianceBernstein International Focus 40 Portfolio (the “Portfolios”), each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global commenced operations on August 2, 2010. AllianceBernstein International Discovery Equity Portfolio commenced operations on October 25, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein U.S. Strategic Research Portfolio (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of June 30, 2011, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

18	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	19

Notes to Financial Statements

measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2011:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks	$32,972,320		$	– 0	–	$	– 0	–	$32,972,320
Short-Term Investments	104,255			– 0	–		– 0	–	104,255

Total Investments in Securities	33,076,575			– 0	–		– 0	–	33,076,575
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$33,076,575		$	– 0	–	$	– 0	–	$33,076,575

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

20	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	21

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $142,530 were deferred and amortized on a straight line basis over a one year period starting from December 23, 2009 (commencement of the Fund’s operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.35%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 23, 2012. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or exceed the amount of offering expenses as recorded by the Fund on or before December 23, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before June 30, 2012. For the year ended June 30, 2011, such reimbursement amounted to $319,708. For the period from inception through June 30, 2011, such reimbursement amounting to $558,860 is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2011, the Adviser voluntarily agreed to waive such fees in the amount of $75,500.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,024 for the year ended June 30, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,121 from the sale of Class A shares and received $2 in contingent deferred sales

22	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

charges imposed upon redemptions by shareholders of Class C shares for the year ended June 30, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2011 is as follows:

Market Value June 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2011 (000)	Dividend Income (000)
$ 21	$32,194	$32,111	$104	$1

Brokerage commissions paid on investment transactions for the year ended June 30, 2011 amounted to $16,641, of which $183 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $37,357, $1,633 and $1,674 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	23

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$42,500,879		$10,753,827
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$33,698,802

Gross unrealized appreciation	$1,270,764
Gross unrealized depreciation	(1,892,991)

Net unrealized depreciation	$(622,227)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the year ended June 30, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

24	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended June 30, 2011		December 23, 2009(a) to June 30, 2010		Year Ended June 30, 2011			December 23, 2009(a) to June 30, 2010

Class A
Shares sold	1,082,836		89,869			$13,640,888		$911,117

Shares issued in reinvestment of dividends	681		– 0	–		7,823		– 0	–

Shares redeemed	(384,725)		(30,329)			(4,877,401)		(287,289)

Net increase	698,792		59,540			$8,771,310		$623,828

Class C
Shares sold	96,617		6,986			$1,186,165		$71,634

Shares issued in reinvestment of dividends	112		– 0	–		1,280		– 0	–

Shares redeemed	(12)		– 0	–		(155)		– 0	–

Net increase	96,717		6,986			$1,187,290		$71,634

Advisor Class
Shares sold	1,684,267		96,729			$21,921,114		$968,110

Shares issued in reinvestment of dividends	32		– 0	–		367		– 0	–

Shares redeemed	(2,936)		– 0	–		(36,345)		– 0	–

Net increase	1,681,363		96,729			$21,885,136		$968,110

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,000

Net increase	– 0	–	1,000		$	– 0	–	$10,000

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,000

Net increase	– 0	–	1,000		$	– 0	–	$10,000

Class I
Shares sold	– 0	–	1,000		$	– 0	–	$10,000

Net increase	– 0	–	1,000		$	– 0	–	$10,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	25

Notes to Financial Statements

exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2011.

26	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended June 30, 2011 and fiscal period ended June 30, 2010 were as follows:

	2011			2010
Distributions paid from:
Ordinary income	$	– 0	–	$	– 0	–
Long-term capital gains		25,011			– 0	–

Total taxable distributions		$25,011		$	– 0	–

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$	– 0	–
Undistributed long-term gains		162,360	(a)
Unrealized appreciation/(depreciation)		(622,182	)(b)

Total accumulated earnings/(deficit)		$(459,822	)(c)

(a)	During the fiscal year ended June 30, 2011, the Fund utilized capital loss carryforwards of $9,929.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of loss on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to the amortization of offering costs.

During the current fiscal year, permanent differences primarily due to the tax treatment of REITs (Real Estate Investment Trusts), the tax treatment of foreign currency transactions, the redesignation of dividends, and a net operating loss disallowance resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30, 2011		December 23, 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 9.22		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.44	†	(.76)

Net increase (decrease) in net asset value from operations	3.38		(.78)

Less: Dividends
Dividends from net investment income	(.12)		– 0	–

Net asset value, end of period	$ 12.48		$ 9.22

Total Return
Total investment return based on net asset value(d)	36.81%		(7.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,462		$549
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(e)	1.35	%(f)
Expenses, before waivers/reimbursements	4.67	%(e)	37.39	%(f)
Net investment loss(c)	(.44	)%(e)	(.46	)%(f)
Portfolio turnover rate	82%		59%

See footnote summary on page 33.

28	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30, 2011		December 23, 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 9.18		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.13)		(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.42	†	(.77)

Net increase (decrease) in net asset value from operations	3.29		(.82)

Less: Dividends
Dividends from net investment income	(.10)		– 0	–

Net asset value, end of period	$ 12.37		$ 9.18

Total Return
Total investment return based on net asset value(d)	35.93%		(8.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,283		$64
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.05	%(e)	2.05	%(f)
Expenses, before waivers/reimbursements	6.02	%(e)	40.51	%(f)
Net investment loss(c)	(1.09	)%(e)	(1.04	)%(f)
Portfolio turnover rate	82%		59%

See footnote summary on page 33.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30, 2011		December 23, 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 9.23		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)		(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.44	†	(.76)

Net increase (decrease) in net asset value from operations	3.43		(.77)

Less: Dividends
Dividends from net investment income	(.14)		– 0	–

Net asset value, end of period	$ 12.52		$ 9.23

Total Return
Total investment return based on net asset value(d)	37.26%		(7.70	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,261		$893
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(e)	1.05	%(f)
Expenses, before waivers/reimbursements	3.67	%(e)	45.29	%(f)
Net investment loss(c)	(.05	)%(e)	(.10	)%(f)
Portfolio turnover rate	82%		59%

See footnote summary on page 33.

30	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended June 30, 2011		December 23, 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 9.20		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.07		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.29	†	(.77)

Net increase (decrease) in net asset value from operations	3.36		(.80)

Less: Dividends
Dividends from net investment income	(.16)		– 0	–

Net asset value, end of period	$ 12.40		$ 9.20

Total Return
Total investment return based on net asset value(d)	36.64%		(8.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(e)	1.55	%(f)
Expenses, before waivers/reimbursements	11.35	%(e)	44.62	%(f)
Net investment income (loss)(c)	.58	%(e)	(.60	)%(f)
Portfolio turnover rate	82%		59%

See footnote summary on page 33.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended June 30, 2011		December 23, 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 9.22		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.10		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.28	†	(.76)

Net increase (decrease) in net asset value from operations	3.38		(.78)

Less: Dividends
Dividends from net investment income	(.17)		– 0	–

Net asset value, end of period	$ 12.43		$ 9.22

Total Return
Total investment return based on net asset value(d)	36.85%		(7.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%(e)	1.30	%(f)
Expenses, before waivers/reimbursements	11.07	%(e)	44.36	%(f)
Net investment income (loss)(c)	.84	%(e)	(.35	)%(f)
Portfolio turnover rate	82%		59%

See footnote summary on page 33.

32	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended June 30, 2011		December 23, 2009(a) to June 30, 2010

Net asset value, beginning of period	$ 9.23		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.13		(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.29	†	(.76)

Net increase (decrease) in net asset value from operations	3.42		(.77)

Less: Dividends
Dividends from net investment income	(.19)		– 0	–

Net asset value, end of period	$ 12.46		$ 9.23

Total Return
Total investment return based on net asset value(d)	37.21%		(7.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(e)	1.05	%(f)
Expenses, before waivers/reimbursements	10.80	%(e)	44.13	%(f)
Net investment income (loss)(c)	1.09	%(e)	(.10	)%(f)
Portfolio turnover rate	82%		59%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	33

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Cap Fund, Inc. and Shareholders of AllianceBernstein U.S. Strategic Research Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein U.S. Strategic Research Portfolio (one of the portfolios constituting AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the portfolio of investments, as of June 30, 2011, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period December 23, 2009 (commencement of operations) through June 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein U.S. Strategic Research Portfolio of AllianceBernstein Cap Fund, Inc. at June 30, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period December 23, 2009 (commencement of operations) through June 30, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2011

34	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2011. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

For the taxable year ended June 30, 2011, the Fund designates $87,607 as the maximum amount that may be considered qualified dividend income for individual shareholders. Additionally, the Fund designates $25,011 as capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	35

2011 Federal Tax Information (unaudited)

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Carson, (2) Vice President

Amy P. Raskin,(2) Vice President

Catherine D. Wood,(2) Vice President

Vadim Zlotnikov,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Strategic Research investment team. Mses. Raskin and Wood and Messrs. Carson and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

36	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	37

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 78 Chairman of the Board (2009)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 69 (2009)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

38	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2009)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2009)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2009)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

40	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2009)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	100	None

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	41

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2009)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc.(semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2009)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	100	None

42	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	43

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Carson 59	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Amy P. Raskin 39	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2006.

Catherine D. Wood 55	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2006.

Vadim Zlotnikov 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS,** with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

44	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein U.S. Strategic Research Portfolio (the “Portfolio”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	45

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (inception December 2009) was not profitable to it in 2009 or 2010.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary

46	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

of the Adviser) in respect of certain classes of the Portfolio’s shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s (S&P) 500 Index (the “Index”), in each case for the 1-year period ended February 28, 2011 and (in the case of comparisons with the Index) the since inception period (December 2009 inception). The directors noted that the Portfolio was 1st out of 3 of the Performance Group and in the 1st quintile of the Performance Universe for the 1-year period. The Portfolio outperformed the Index in the 1-year and the since inception periods. Based on their review, the directors concluded that the Portfolio’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	47

than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, at the request of the Adviser and Fund’s Senior Officer, Lipper had expanded the Expense Group of the Portfolio to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Portfolio had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 6.4% (annualized) had been waived by the Adviser. The directors also noted that the Portfolio’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group median and similar to the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

48	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	49

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein U.S. Strategic Research Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

50	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The advisory fee schedule of the Portfolio, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories3 of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee	Net Assets 03/31/11 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$36.0	U.S. Strategic Research Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $42,477 (6.4% of the Portfolio’s average daily net assets) for such services.4

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice prior to

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The amount was waived in its entirety by the Adviser. The Portfolio commenced operations on December 23, 2009.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	51

the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
U.S. Strategic Research Portfolio	Advisor Class A Class C Class R Class K Class I	1.05 1.35 2.05 1.55 1.30 1.05	% % % % % %	19.62 17.68 17.82 19.33 19.06 18.77	% % % % % %	June 30

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as the Portfolio’s Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as the Portfolio’s counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing funds with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete

5	Annualized

52	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2011 net assets:7

Portfolio	Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Adv. Fee (%)
U.S. Strategic Research Portfolio	$36.0	U.S. Thematic Research 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.604	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Luxembourg Fund	Fee[8]
U.S. Strategic Research Portfolio	U.S. Thematic Research Portfolio
	Class A	1.50%
	Class I	0.70%

6	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	53

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.12

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
U.S. Strategic Research Portfolio	0.750	0.874	3/16

9	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The Fund’s EG includes the Fund, two other Multi-Cap Growth Funds (“MLGE”), two Mid-Cap Value Funds (“MCVE”), six Mid-Cap Core Funds (“MCCE”), two Multi-Cap Core Funds (“MLCE”) and three Mid-Cap Growth Funds (“MCGE”).

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

54	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15

Fund	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Strategic Research Portfolio	1.350	1.500	5/16	1.348	100/192

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The Portfolio’s EU includes the Portfolio, EG and all other MLGE, MCVE, MCCE, MLCE and MCGE funds, excluding outliers.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	55

services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $55, $631 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $6,049 in fees from the Portfolio.16

The Portfolio did not effect brokerage transactions and pay commissions during the most recently completed fiscal year to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, there were no fees paid by the Portfolio to ABIS under the offset agreement between the Portfolio and ABIS.

56	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

V. POSSIBLE ECONOMIES OF SCALE

Although it is clear that economies of scale may have been shared through the existence of breakpoints in the investment advisory fee schedule, it should be noted that sufficient data does not exist to evaluate the extent to which economies of scale or scope are being shared with the AllianceBernstein Mutual Funds’ shareholders. The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics18. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	The Deli study was originally published in 2002 based on 1997 data.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	57

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $477 billion as of March 31, 2011, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services to the Portfolio.

The information prepared by Lipper shows the 1 year performance ranking of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2011.22

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	34.35	29.49	26.98	1/3	8/84

Set forth below is the 1 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
U.S. Strategic Research Portfolio	34.35	25.94	17.97	1.67	1
S&P 500 Index	22.58	17.69	17.73	1.19	1
Inception Date: December 23, 2009

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns shown were provided by Lipper.

21	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of a fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2011.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be regarded as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a portfolio with a lower Sharpe Ratio.

58	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

60	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

USSR-0151-0611

ANNUAL REPORT

AllianceBernstein International Discovery Equity Portfolio

June 30, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 10, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Discovery Equity Portfolio (the “Fund”), for the annual reporting period ended June 30, 2011. The Fund commenced operations on October 26, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities.

The Fund invests primarily in a diversified portfolio of equity securities of small- and mid-cap non-U.S. companies. Normally the Fund invests in 150-200 companies. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”)) in securities of non-U.S. companies. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

The Fund may invest in securities issued by non-U.S. companies in any industry sector and country. The Adviser employs a “bottom up” investment process that focuses on a company’s prospective earnings growth, valuation and quality of management. The Fund does not target particular country or sector weightings. The percentage of the Fund’s assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency) varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries.

The Fund may use derivatives, such as options, futures and forwards, to gain exposure to certain non-U.S. markets.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. The Adviser may also decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) All

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	1

Country World (ACWI) ex-U.S. Small- and Mid-Cap (SMID) Index (unhedged, net).

During the six-month period ended June 30, 2011, and the period October 26, 2010 (inception of the Fund) through June 30, 2011, the Fund underperformed its benchmark, before sales charges. For the six-month period ended June 30, 2011, the Fund’s overweight in emerging markets as well as stock selection in Canada detracted the most from performance.

Performance since inception was negatively affected by regional selection. The Fund focuses on companies with strong potential for earnings revisions. This bottom-up stock selection drove an overweight allocation to emerging markets, where the Fund’s investment management team (the “Team”) found the most attractive combination of strong fundamentals, potential growth and returns. The emerging markets region was the worst performer for the period since inception through June 30, 2011, versus other regions of the world excluding the United States. Therefore, the Fund’s overweight exposure to emerging markets had the most negative impact to performance during the since inception period. Among the top contributors to performance for both periods were retailer Hugo Boss, semiconductor designer ARM Holdings and Internet retailer Yoox Group; detractors included forest plantation operator Sino Forest, mining group Eastern Platinum and optical communications equipment manufacturer O-Net Communications.

The Fund did not utilize derivatives or leverage during the six-month period or the period October 26, 2010 (inception of the Fund) through June 30, 2011.

Market Review and Investment Strategy

There were many issues around the world which contributed to market volatility and affected Fund performance since its inception and especially during the six-month period ended June 30, 2011. Recent worries of a double-dip recession have increased turbulence in global financial markets. The concerns over the deteriorating fiscal situation of some European countries such as Greece, Portugal, Italy and Spain remain a source of volatility in the market. In addition, rising inflationary pressures in emerging markets, in particular China, further added to uncertainty over global growth prospects.

During the first half of 2011, other issues have arisen which negatively affected market volatility and the Fund. The crises in the Middle East and their impact over oil prices, as well as the natural disaster in Japan further increased uncertainly over global recovery. All these events had a negative impact on the Fund’s performance given its exposure to emerging markets and growth bias.

2	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. This Fund is relatively new and the performance reflected may not be illustrative of long-term performance. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI ACWI ex-U.S. SMID Index (unhedged, net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex-U.S. SMID Index (unhedged, net) consists of securities across global markets excluding the U.S., including emerging markets and represents the small- and mid-capitalization of each market. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2011	NAV Returns
	6 Months	Since Inception*
AllianceBernstein International Discovery Equity Portfolio
Class A	2.39%	7.10%

Class C	2.11%	6.70%

Advisor Class†	2.58%	7.40%

Class R†	2.30%	7.00%

Class K†	2.49%	7.25%

Class I†	2.59%	7.41%

MSCI ACWI ex-U.S. SMID Index (unhedged, net)	2.73%	8.28%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

*    Inception date: 10/26/2010 for all share classes. Since inception returns are not annualized.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/26/10* TO 6/30/11

*	Since inception of the Fund’s Class A shares on 10/26/10.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Discovery Equity Portfolio Class A shares (from 10/26/10* to 6/30/11) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2011
	NAV Returns	SEC Returns

Class A Shares
6 Months	2.39%	-1.92%
Since Inception*	7.10%	2.59%

Class C Shares
6 Months	2.11%	1.11%
Since Inception*	6.70%	5.70%

Advisor Class Shares**
6 Months	2.58%	2.58%
Since Inception*	7.40%	7.40%

Class R Shares**
6 Months	2.30%	2.30%
Since Inception*	7.00%	7.00%

Class K Shares**
6 Months	2.49%	2.49%
Since Inception*	7.25%	7.25%

Class I Shares**
6 Months	2.59%	2.59%
Since Inception*	7.41%	7.41%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.12%, 2.84%, 1.82%, 2.47%, 2.16%, and 1.83% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.55%, 2.25%, 1.25%, 1.75%, 1.50%, and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through June 30, 2013 and may be extended by the Adviser. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 10/26/2010

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
6 Months	-1.92%
Since Inception*	2.59%

Class C Shares
6 Months	1.11%
Since Inception*	5.70%

Advisor Class Shares**
6 Months	2.58%
Since Inception*	7.40%

Class R Shares**
6 Months	2.30%
Since Inception*	7.00%

Class K Shares**
6 Months	2.49%
Since Inception*	7.25%

Class I Shares**
6 Months	2.59%
Since Inception*	7.41%

*	Inception date: 10/26/2010

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 3-4.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2011		Ending Account Value June 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,023.90	$1,017.11	$7.78	$7.75
Class C	$1,000	$1,000	$1,021.10	$1,013.64	$11.28	$11.23
Advisor Class	$1,000	$1,000	$1,025.80	$1,018.60	$6.28	$6.26
Class R	$1,000	$1,000	$1,023.00	$1,016.12	$8.78	$8.75
Class K	$1,000	$1,000	$1,024.90	$1,017.36	$7.53	$7.50
Class I	$1,000	$1,000	$1,025.90	$1,018.60	$6.28	$6.26
*	Expenses are equal to the classes’ annualized expense ratios of 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), respectively.

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

June 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $9.4

*	All data are as of June 30, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.5% or less in the following countries: Austria, Belgium, Chile, Finland, Guernsey (Channel Islands), Hong Kong, India, Israel, Italy, Kenya, Luxembourg, Mexico, Mongolia, Netherlands, Nigeria, Norway, Peru, Qatar, Saudi Arabia, Spain, Sweden, Turkey, Ukraine and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

June 30, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Samsung Engineering Co., Ltd.	$99,524	1.0%
Aveva Group PLC	94,148	1.0
Hugo Boss AG	85,182	0.9
Daihatsu Motor Co., Ltd.	85,093	0.9
Technip SA	84,681	0.9
Experian PLC	82,796	0.9
Barloworld Ltd.	81,876	0.9
Ajisen China Holdings Ltd.	81,397	0.9
West China Cement Ltd.	81,365	0.9
Agrium, Inc. (Toronto)	80,787	0.8
	$856,849	9.1%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2011

Company	Shares	U.S. $ Value

COMMON STOCKS – 92.7%
Consumer Discretionary – 23.7%
Auto Components – 4.3%
Autoliv, Inc. (SDR)	750	$59,015
ElringKlinger AG	1,570	55,712
Faurecia	1,630	69,903
GKN PLC	15,790	58,869
KYB Co., Ltd.	10,000	75,864
Nokian Renkaat Oyj	740	37,158
Sumitomo Rubber Industries Ltd.	4,300	52,035

		408,556

Automobiles – 1.5%
Daihatsu Motor Co., Ltd.	5,000	85,093
Mazda Motor Corp.(a)	20,000	52,704

		137,797

Distributors – 1.2%
Imperial Holdings Ltd.	3,290	59,044
Inchcape PLC	7,990	53,654

		112,698

Diversified Consumer Services – 0.7%
Anhanguera Educacional Participacoes SA	2,890	61,517

Hotels, Restaurants & Leisure – 1.9%
Ajisen China Holdings Ltd.	39,000	81,397
Club Mediterranee(a)	1,530	36,606
Shangri-La Asia Ltd.	24,666	60,683

		178,686

Household Durables – 2.6%
Alpine Electronics, Inc.	5,400	74,812
PDG Realty SA Empreendimentos e Participacoes	7,580	42,693
Rinnai Corp.	900	64,993
SEB SA	610	63,845

		246,343

Internet & Catalog Retail – 1.5%
ASOS PLC(a)	1,580	60,705
Yoox SpA(a)	4,280	78,783

		139,488

Media – 3.8%
CTC Media, Inc.	2,500	53,300
Eutelsat Communications SA	1,650	74,284
Focus Media Holding Ltd. (ADR)(a)	2,340	72,774
Informa PLC	8,620	59,832
Kabel Deutschland Holding AG(a)	620	38,192
Perform Group PLC(a)	18,597	61,814

		360,196

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Multiline Retail – 1.4%
Dollarama, Inc.	1,900	$64,361
Springland International Holdings Ltd.	84,000	70,306

		134,667

Specialty Retail – 2.3%
Dufry Group(a)	540	68,018
Dunelm Group PLC	4,570	28,532
Halfords Group PLC	4,980	29,688
Man Wah Holdings Ltd.	39,200	41,038
Sports Direct International PLC(a)	12,103	45,901

		213,177

Textiles, Apparel & Luxury Goods – 2.5%
Burberry Group PLC	3,270	76,043
Hugo Boss AG	890	85,182
Tod’s SpA	590	79,037

		240,262

		2,233,387

Industrials – 20.7%
Aerospace & Defense – 0.6%
Meggitt PLC	8,730	53,397

Building Products – 0.7%
Assa Abloy AB	2,400	64,508

Commercial Services & Supplies – 1.4%
Mineral Resources Ltd.	4,560	56,456
Regus PLC	18,279	32,454
Transfield Services Ltd.	13,140	47,375

		136,285

Construction & Engineering – 2.8%
Monadelphous Group Ltd.	2,230	44,149
NRW Holdings Ltd.	16,300	48,977
Obrascon Huarte Lain SA	1,810	69,230
Samsung Engineering Co., Ltd.	415	99,524

		261,880

Electrical Equipment – 0.3%
Zumtobel AG	1,180	30,924

Industrial Conglomerates – 0.6%
Bidvest Group Ltd.	2,530	56,353

Machinery – 9.0%
Aalberts Industries NV	2,660	62,246
Alfa Laval AB	2,600	56,072
Andritz AG	590	60,834
Bradken Ltd.	5,200	44,524
Charter International PLC	4,600	58,490
Doosan Infracore Co., Ltd.(a)	1,830	40,845
Hydraulic Machine (GDR)(a)(b)	8,000	56,000

12	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

IMI PLC	2,860	$48,350
International Mining Machinery Holdings Ltd.	56,500	54,390
Kawasaki Heavy Industries Ltd.	18,000	71,717
Morgan Crucible Co. PLC	10,480	51,863
Nachi-Fujikoshi Corp.	12,000	71,246
NORMA Group(a)	2,010	59,025
Semperit AG Holding	840	41,903
Wartsila Oyj	1,370	46,327
Weir Group PLC (The)	820	27,992

		851,824

Marine – 0.4%
Orient Overseas International Ltd.	6,000	38,908

Professional Services – 1.9%
Experian PLC	6,500	82,796
Randstad Holding NV	860	39,765
Seek Ltd.	7,680	53,266

		175,827

Road & Rail – 1.2%
Localiza Rent a Car SA	2,360	42,190
TransContainer OAO (GDR)(b)	5,930	70,804

		112,994

Trading Companies & Distributors – 1.5%
Barloworld Ltd.	8,030	81,876
ITOCHU Corp.	6,000	62,405

		144,281

Transportation Infrastructure – 0.3%
OHL Mexico SAB de CV(a)	13,500	27,153

		1,954,334

Information Technology – 9.6%
Communications Equipment – 0.7%
O-Net Communications Group Ltd.(a)	75,000	28,249
Wistron NeWeb Corp.	12,000	37,738

		65,987

Electronic Equipment, Instruments & Components – 3.5%
Barco NV	500	37,037
Chroma ATE, Inc.	19,000	60,598
Hollysys Automation Technologies Ltd.(a)	2,800	26,096
Largan Precision Co., Ltd.	1,000	32,166
Premier Farnell PLC	13,400	53,575
Unimicron Technology Corp.	34,000	60,700
Yaskawa Electric Corp.	5,000	56,134

		326,306

Internet Software & Services – 1.3%
Blinkx PLC(a)	28,970	55,797
Mail.ru Group Ltd. (GDR)(a)(b)	1,990	66,224

		122,021

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.4%
Aixtron SE NA	1,010	$34,473
Kinsus Interconnect Technology Corp.	11,000	44,981
Ulvac, Inc.(a)	2,100	51,706

		131,160

Software – 2.7%
Aveva Group PLC	3,420	94,148
Fidessa Group PLC	2,210	68,704
GameLoft SA(a)	6,610	48,017
Square Enix Holdings Co., Ltd.	2,600	46,794

		257,663

		903,137

Materials – 8.6%
Chemicals – 2.1%
Agrium, Inc. (Toronto)	920	80,787
Makhteshim-Agan Industries Ltd.(a)	9,400	52,524
Sika AG	27	65,176

		198,487

Construction Materials – 1.4%
China Resources Cement Holdings Ltd.	56,000	53,054
West China Cement Ltd.	224,000	81,365

		134,419

Metals & Mining – 5.1%
African Minerals Ltd.(a)	3,800	31,592
African Rainbow Minerals Ltd.	1,180	32,942
Centerra Gold, Inc.	3,120	51,760
Ferrexpo PLC	5,080	38,345
First Quantum Minerals Ltd.	350	51,031
Harry Winston Diamond Corp.(a)	4,430	73,584
Lynas Corp. Ltd.(a)	16,350	34,722
Mitsui Mining & Smelting Co., Ltd.	12,000	40,519
Mongolian Mining Corp.(a)	27,500	34,004
Northam Platinum Ltd.	7,370	46,412
Royal Bafokeng Platinum Ltd.(a)	4,060	40,229

		475,140

		808,046

Financials – 8.3%
Capital Markets – 2.3%
Ashmore Group PLC	6,960	44,508
Hargreaves Lansdown PLC	6,900	67,363
Julius Baer Group Ltd.(a)	1,210	49,983
Partners Group Holding AG	290	51,334

		213,188

Commercial Banks – 3.4%
Banco de Chile (ADR)	477	41,189
Chongqing Rural Commercial Bank(a)	54,000	31,983
Credicorp Ltd.	350	30,135

14	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Grupo Financiero Banorte SAB de CV – Class O	11,750	$53,348
NOMOS-BANK (GDR)(a)(b)	3,349	58,373
Sumitomo Mitsui Trust Holdings, Inc.	18,000	62,653
Turkiye Halk Bankasi AS	5,910	44,332

		322,013

Consumer Finance – 0.5%
Compartamos SAB de CV	27,840	50,528

Diversified Financial Services – 0.5%
Challenger Ltd.	9,800	51,628

Insurance – 0.9%
Intact Financial Corp.	620	35,614
T&D Holdings, Inc.	1,950	46,414

		82,028

Real Estate Management & Development – 0.7%
Etalon Group Ltd. (GDR)(a)(b)	9,900	68,211

		787,596

Energy – 7.9%
Energy Equipment & Services – 3.6%
Petrofac Ltd.	3,200	77,814
Petroleum Geo-Services ASA(a)	4,520	64,572
Precision Drilling Corp.(a)	4,900	70,367
Technip SA	790	84,681
Tecnicas Reunidas SA	840	43,111

		340,545

Oil, Gas & Consumable Fuels – 4.3%
Afren PLC(a)	27,170	68,832
Gulf Keystone Petroleum Ltd.(a)	23,680	52,345
MEG Energy Corp.(a)	1,530	79,827
Oil Search Ltd.	6,800	48,679
Pacific Rubiales Energy Corp.	1,790	47,977
QGEP Participacoes SA	4,130	42,871
Ultrapar Participacoes SA (ADR)	3,670	66,537

		407,068

		747,613

Health Care – 6.5%
Biotechnology – 0.4%
Nanoco Group PLC(a)	27,610	36,336

Health Care Equipment & Supplies – 2.8%
Ansell Ltd.	3,710	56,412
Cie Generale d’Optique Essilor International SA	630	51,117
Elekta AB	1,480	70,102
ResMed, Inc.(a)	8,090	25,047
Stratec Biomedical Systems AG	1,390	61,761

		264,439

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 0.4%
Diagnosticos da America SA	2,940	$39,561

Pharmaceuticals – 2.9%
Aspen Pharmacare Holdings Ltd.(a)	4,750	59,052
Cfr Pharmaceuticals (ADR)(a)(b)	1,412	38,272
Genomma Lab Internacional SAB de CV(a)	20,800	52,939
Mitsubishi Tanabe Pharma Corp.	3,500	58,578
Pharmstandard OJSC (GDR)(a)(b)	1,780	40,584
Simcere Pharmaceutical Group (ADR)(a)	2,490	24,327

		273,752

		614,088

Consumer Staples – 4.7%
Beverages – 0.5%
Britvic PLC	8,100	51,334

Food & Staples Retailing – 2.2%
Aeon Co., Ltd.	4,700	56,729
Bizim Toptan Satis Magazalari AS	4,648	74,612
Grupo Comercial Chedraui SA de CV	13,190	41,389
Magnit OJSC (GDR)(a)(b)	1,100	34,529

		207,259

Food Products – 0.9%
Besunyen Holdings Co.	119,000	41,407
Mhp SA (GDR)(a)(b)	2,780	45,870

		87,277

Household Products – 0.6%
LG Household & Health Care Ltd.	120	51,590

Personal Products – 0.5%
Amorepacific Corp.	41	45,622

		443,082

Telecommunication Services – 1.4%
Diversified Telecommunication Services – 0.7%
Iliad SA	490	65,757

Wireless Telecommunication Services – 0.7%
Millicom International Cellular SA	650	68,100

		133,857

Utilities – 1.3%
Electric Utilities – 0.3%
Emera, Inc.	990	32,447

Gas Utilities – 0.6%
ENN Energy Holdings Ltd.	16,000	54,560

16	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Independent Power Producers & Energy Traders – 0.4%
Tractebel Energia SA	1,870	$32,951

		119,958

Total Common Stocks (cost $8,234,508)		8,745,098

WARRANTS – 2.6%
Financials – 1.5%
Commercial Banks – 1.3%
Bank of Baroda, JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	1,490	29,115
Commercial Bank of Qatar, Deutsche Bank AG London, expiring 5/26/17(a)	2,000	39,605
Equity Bank Ltd., Citigroup Global Markets Holdings, Inc., expiring 6/13/14(a)	90,200	26,050
Zenith Bank PLC, Merrill Lynch Intl & Co., expiring 10/22/12(a)	272,300	26,195

		120,965

Real Estate Management & Development – 0.2%
Prestige Estates Projects Ltd., Merrill Lynch Intl & Co., expiring 10/27/15(a)	7,280	19,652

		140,617

Health Care – 0.6%
Health Care Equipment & Supplies – 0.3%
Opto Circuits, Merrill Lynch Intl & Co., expiring 5/02/16(a)	4,200	28,013

Pharmaceuticals – 0.3%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	2,850	28,650

		56,663

Materials – 0.3%
Metals & Mining – 0.3%
Steel Authority of India Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	8,320	25,639

Consumer Staples – 0.2%
Food Products – 0.2%
Almarai Co., Credit Suisse International, expiring 10/24/12(a)	880	22,177

Total Warrants (cost $273,658)		245,096

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(c) (cost $189,732)	189,732	$189,732

Total Investments – 97.3% (cost $8,697,898)		9,179,926
Other assets less liabilities – 2.7%		254,640

Net Assets – 100.0%		$9,434,566

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate market value of these securities amounted to $562,271 or 6.0% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

SDR – Swedish Depositary Receipt

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,508,166)	$8,990,194
Affiliated issuers (cost $189,732)	189,732
Foreign currencies, at value (cost $166,699)	166,940
Receivable for investment securities sold	134,579
Unamortized offering expense	60,112
Receivable for capital stock sold	24,000
Receivable due from Adviser	19,492
Dividends receivable	9,274

Total assets	9,594,323

Liabilities
Payable for investment securities purchased	100,310
Audit fee payable	13,210
Legal fee payable	10,463
Printing fee payable	9,618
Registration fee payable	9,153
Custody fee payable	9,055
Transfer Agent fee payable	1,366
Distribution fee payable	100
Accrued expenses	6,482

Total liabilities	159,757

Net Assets	$9,434,566

Composition of Net Assets
Capital stock, at par	$1,763
Additional paid-in capital	8,904,543
Undistributed net investment income	19,549
Accumulated net realized gain on investment and foreign currency transactions	25,976
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	482,735

$9,434,566

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$332,774	31,062	$10.71	*

C	$24,967	2,340	$10.67

Advisor	$1,084,916	101,007	$10.74

R	$10,675	1,000.19	$10.67

K	$10,687	1,000	$10.69

I	$7,970,547	745,000	$10.70

*	The maximum offering price per share for Class A shares was $11.19 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period October 26, 2010(a) to June 30, 2011

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $7,160)	$84,791
Affiliated issuers	184
Interest	399	$85,374

Expenses
Advisory fee (see Note B)	55,593
Distribution fee—Class A	389
Distribution fee—Class C	74
Distribution fee—Class R	35
Distribution fee—Class K	18
Transfer agency—Class A	2,232
Transfer agency—Class C	762
Transfer agency—Advisor Class	5,566
Transfer agency—Class R	4
Transfer agency—Class K	4
Transfer agency—Class I	1,053
Amortization of offering expenses	121,179
Custodian	81,115
Administrative	47,500
Registration fees	36,635
Audit	36,085
Legal	14,572
Printing	12,595
Directors’ fees	8,294
Miscellaneous	19,640

Total expenses	443,345
Less: expenses waived and reimbursed by the Adviser (see Note B)	(373,339)

Net expenses		70,006

Net investment income		15,368

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		27,085	(b)
Foreign currency transactions		22,325
Net change in unrealized appreciation/depreciation of:
Investments		482,028
Foreign currency denominated assets and liabilities		707

Net gain on investment and foreign currency transactions		532,145

Contributions from Adviser (see Note B)		2,716

Net Increase in Net Assets from Operations		$550,229

(a)	Commencement of operations.

(b)	Net of foreign capital gains taxes of $233

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

October 26, 2010(a) to June 30, 2011
Increase in Net Assets from Operations
Net investment income	$15,368
Net realized gain on investment and foreign currency transactions	49,410
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	482,735
Contributions from Adviser (see Note B)	2,716

Net increase in net assets from operations	550,229
Dividends to Shareholders from
Net investment income
Class R	(29)
Class K	(34)
Class I	(29,055)
Capital Stock Transactions
Net increase	8,913,455

Total increase	9,434,566
Net Assets
Beginning of period	– 0 –

End of period (including undistributed net investment income of $19,549	$9,434,566

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), is a Maryland corporation. The Company operates as a series company currently comprised of six portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—US, AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio and AllianceBernstein International Focus 40 Portfolio (the “Portfolios”), each of which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global commenced operations on August 2, 2010. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Discovery Equity Portfolio (the “Fund”). The Fund commenced operations on October 26, 2010. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of June 30, 2011, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

22	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	23

Notes to Financial Statements

measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2011:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks
Consumer Discretionary	$639,804		$1,593,583		$	– 0	–	$2,233,387
Industrials	297,075		1,657,259			– 0	–	1,954,334
Information Technology	131,837		771,300			– 0	–	903,137
Materials	363,705		444,341			– 0	–	808,046
Financials	279,025		450,198			58,373		787,596
Energy	307,579		440,034			– 0	–	747,613
Health Care	325,610		288,478			– 0	–	614,088
Consumer Staples	173,130		269,952			– 0	–	443,082
Telecommunication Services	– 0	–	133,857			– 0	–	133,857
Utilities	65,398		54,560			– 0	–	119,958
Warrants	– 0	–	245,096			– 0	–	245,096
Short-Term Investments	189,732		– 0	–		– 0	–	189,732

Total Investments in Securities	2,772,895		6,348,658			58,373		9,179,926
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$2,772,895		$6,348,658			$58,373		$9,179,926

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

24	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Financials			Total
Balance as of 10/26/10(a)	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		1,113			1,113
Purchases		57,260			57,260
Sales		– 0	–		– 0	–
Transfers into Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 6/30/11		$58,373			$58,373

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/11*		$1,113			$1,113

(a)	Commencement of operations.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	25

Notes to Financial Statements

company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $181,291 have been deferred and are being amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the

26	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until October 26, 2011. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before October 26, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before June 30, 2013. For the period ended June 30, 2011, such reimbursement amounted to $325,839, which is subject to repayment, not to exceed the amount of offering expenses.

During the period ended June 30, 2011, the Adviser reimbursed the Fund $2,716 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended June 30, 2011, the Adviser voluntarily agreed to waive such fees in the amount of $47,500.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,964 for the period ended June 30, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the period ended June 30, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	27

Notes to Financial Statements

its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended June 30, 2011 is as follows:

Market Value October 26, 2010(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2011 (000)	Dividend Income (000)
$ – 0 –	$11,300	$11,110	$190	$	– 0	–*

(a)	Commencement of operations.

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the period ended June 30, 2011 amounted to $20,098, of which $0 and $97, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $522, $179 and $197 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$15,416,738		$6,935,981
U.S. government securities	– 0	–	– 0	–

28	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$8,711,473

Gross unrealized appreciation	$743,594
Gross unrealized depreciation	(275,141)

Net unrealized appreciation	$468,453

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the period ended June 30, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	October 26, 2010(a) to June 30, 2011		October 26, 2010(a) to June 30, 2011

Class A
Shares sold	31,062		$326,344

Shares redeemed	– 0	–(b)	(2)

Net increase	31,062		$326,342

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	29

Notes to Financial Statements

	Shares	Amount
	October 26, 2010(a) to June 30, 2011	October 26, 2010(a) to June 30, 2011

Class C
Shares sold	2,340	$23,802

Net increase	2,340	$23,802

Advisor Class
Shares sold	101,007	$1,093,305

Net increase	101,007	$1,093,305

Class R
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class K
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class I
Shares sold	745,000	$7,450,002

Net increase	745,000	$7,450,002

(a)	Commencement of operations.

(b)	Share amount is less than one full share.

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign

30	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended June 30, 2011 were as follows:

2011
Distributions paid from:
Ordinary income	$29,118

Total taxable distributions	29,118

Total distributions paid	$29,118

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	31

Notes to Financial Statements

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$64,989
Accumulated capital and other losses	– 0	–
Unrealized appreciation/(depreciation)	469,160	(a)

Total accumulated earnings/(deficit)	$534,149	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of loss on wash sales and the tax treatment of Passive Foreign Investment Companies (PFICs).

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

During the current fiscal period, permanent differences primarily due to non- deductible offering costs, the tax treatment of foreign currency transactions, the tax treatment of gains/losses from Passive Foreign Investment Companies (PFICs), the tax treatment of foreign capital gains tax, and the tax treatment of contributions from the Adviser resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease to additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Subsequent Events

A number of open-end mutual funds managed by the Adviser participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as a part of the Facility on July 14, 2011.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no additional material events that would require disclosure in the Fund’s financial statements through this date.

32	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04
Net realized and unrealized gain on investment and foreign currency transactions	.66
Contributions from Adviser	.01

Net increase in net asset value from operations	.71

Net asset value, end of period	$ 10.71

Total Return
Total investment return based on net asset value(d)	7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$333
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55%
Expenses, before waivers/reimbursements(e)	9.26%
Net investment income(c)(e)	.56%
Portfolio turnover rate	86%

See footnote summary on page 38.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	.72
Contributions from Adviser	.00 (f)

Net increase in net asset value from operations	.67

Net asset value, end of period	$ 10.67

Total Return
Total investment return based on net asset value(d)	6.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.25%
Expenses, before waivers/reimbursements(e)	19.09%
Net investment loss(c)(e)	(.75)%
Portfolio turnover rate	86%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03
Net realized and unrealized gain on investment and foreign currency transactions	.70
Contributions from Adviser	.01

Net increase in net asset value from operations	.74

Net asset value, end of period	$ 10.74

Total Return
Total investment return based on net asset value(d)	7.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,085
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25%
Expenses, before waivers/reimbursements(e)	12.03%
Net investment income(c)(e)	.48%
Portfolio turnover rate	86%

See footnote summary on page 38.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	.72
Contributions from Adviser	.00 (f)

Net increase in net asset value from operations	.70

Less: Dividends
Dividends from net investment income	(.03)

Net asset value, end of period	$ 10.67

Total Return
Total investment return based on net asset value(d)	7.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.75%
Expenses, before waivers/reimbursements(e)	8.37%
Net investment loss(c)(e)	(.24)%
Portfolio turnover rate	86%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.00 (f)
Net realized and unrealized gain on investment and foreign currency transactions	.72
Contributions from Adviser	.00 (f)

Net increase in net asset value from operations	.72

Less: Dividends
Dividends from net investment income	(.03)

Net asset value, end of period	$ 10.69

Total Return
Total investment return based on net asset value(d)	7.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.50%
Expenses, before waivers/reimbursements(e)	8.13%
Net investment income(c)(e)	.01%
Portfolio turnover rate	86%

See footnote summary on page 38.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02
Net realized and unrealized gain on investment and foreign currency transactions	.72
Contributions from Adviser	.00 (f)

Net increase in net asset value from operations	.74

Less: Dividends
Dividends from net investment income	(.04)

Net asset value, end of period	$ 10.70

Total Return
Total investment return based on net asset value(d)	7.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,970
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25%
Expenses, before waivers/reimbursements(e)	7.82%
Net investment income(c)(e)	.27%
Portfolio turnover rate	86%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount is less than $.005.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Cap Fund, Inc.

and Shareholders of AllianceBernstein International Discovery Equity Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein International Discovery Equity Portfolio (one of the portfolios constituting AllianceBernstein Cap Fund, Inc.) (the “Fund”), including the portfolio of investments, as of June 30, 2011, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period October 26, 2010 (commencement of operations) through June 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Discovery Equity Portfolio of AllianceBernstein Cap Fund, Inc. at June 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period October 26, 2010 (commencement of operations) through June 30, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2011

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	39

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended June 30, 2011. For corporate shareholders, 1.22% of dividends paid qualify for the dividends received deduction.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended June 30, 2011, $7,393 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $90,522.

For the taxable period ended June 30, 2011, the Fund designates $72,319 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

40	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

2011 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Liliana C. Dearth,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio are made by Ms. Liliana C. Dearth.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	41

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

42	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 78 Chairman of the Board (2010)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 69 (2010)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001- 2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	43

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2010)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2010)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

44	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	45

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 59 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	100	None

46	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2010)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc.(semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	100	None

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	47

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

48	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 51	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Liliana C. Dearth 42	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2006.

Joseph J. Mantineo 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS,** with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	49

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein L.P. (the “Adviser”), and AllianceBernstein Cap Fund, Inc. ( the ‘Fund”) in respect of the AllianceBernstein International Discovery Equity Portfolio (the “Portfolio”).2

The Portfolio’s investment objective is long-term growth of capital. The Portfolio plans to invest at least 80% of its assets, under normal circumstances, in a diversified portfolio of growth stocks issued by non-U.S. companies having small to mid-sized (“SMID”) capitalizations ranging from approximately $100 million to $13 billion.3 When fully invested, the Portfolio expects to hold, under normal circumstances, approximately 150-200 positions. Companies located in emerging markets will make up a significant portion of the Portfolio’s investable universe.

The evaluation of the Investment Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the ‘40 Act) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the Senior Officer’s fee evaluation was completed on July 22, 2010 and presented to the Board of Directors on August 3-5, 2010. Subsequent to July 22, 2010, as a result of negotiations conducted between the Board of Directors and the Adviser, a supplemental memo, dated August 5, 2010, was presented to the Board on August 5, 2010, to reflect changes made to the proposed advisory fee schedule and the extension of the effective period of the expense caps.

2	Future references to the Portfolios do not include “AllianceBernstein.”

3	Relative capitalization ranges can be expected to vary over time, but the Portfolio expects that most of its investments will be securities within the capitalization range of the Portfolio’s benchmark.

50	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIO

The Adviser initially proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedule of the Portfolio had higher fees than the advisory fee schedule of the International category, in which the Portfolio would have been categorized, had the Adviser proposed to implement the NYAG related fee schedule.4

Category	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
Other	100 bp on 1st $2.5 billion 90 bp on next $2.5 billion 85 bp on the balance	International Discovery Equity Portfolio

As a result of negotiations conducted between the Board of Directors and the Adviser during the August 3-5, 2010 meetings, the proposed advisory fee schedule was amended as follows:

Category	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
Other	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	International Discovery Equity Portfolio

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

4	The NYAG related fee schedule, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. The advisory fee schedule for the International Category is as follows: 0.75% on the first $2.5 billion, 0.65% on the next $2.5 billion, and 0.60% on the balance.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	51

Under the Portfolio’s Expense Limitation Undertaking, the Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s total expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser three years after the Portfolio commences operations.5 Also set forth below are the Portfolio’s estimated gross expense ratios based on an initial estimate of the Portfolio’s net assets at $100 million.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio	Fiscal Year End
International Discovery Equity Portfolio	Advisor Class A Class C Class R Class K Class I	1.25% 1.55% 2.25% 1.75% 1.50% 1.25%	1.65% 1.95% 2.65% 2.15% 1.90% 1.65%	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser will be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from

5	Initially, the Adviser had proposed to set expense caps for the Portfolio for its initial period ending July 31, 2012. The Directors understand that based on estimated expenses, it is anticipated that the expense cap will be of no effect at portfolio asset levels in excess of approximately $200 million.

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inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 The Adviser recently established an institutional account service, International SMID Cap Growth, that will have a substantially similar investment style as the Portfolio, and its advisory fee schedule is set forth in the table below. Also presented is the advisory fee schedule of institutional accounts that invest in Emerging Markets Growth. In addition to the institutional advisory fee schedules, set forth are

6	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	53

what would have been the effective advisory fees of the Portfolio had the institutional advisory fee schedules been applicable to the Portfolio based on an initial estimate of the Portfolio net assets at $100 million:7

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Portfolio Adv. Fee
International Discovery Equity Portfolio	$100.0	International SMID Cap Growth 100 bp on 1st $25 million 85 bp on next $25 million 75 bp on next $50 million 65 bp on the balance Minimum account size: $25 m	0.838%	1.000%

International Discovery Equity Portfolio	$100.0	Emerging Markets Growth 100 bp on 1st $25 million 90 bp on next $25 million 75 bp on the balance Minimum account size: $25 m	0.850%	1.000%

The Adviser manages AllianceBernstein International Growth Fund, Inc. (“International Growth Fund, Inc.”), a retail mutual fund that has a somewhat similar investment style as the Portfolio.8 Set forth in the table below is the advisory fee schedule of International Growth Fund, Inc., the Portfolio’s effective advisory fee and what would have been the effective advisory fees of the Portfolio had the advisory fee schedule of the retail mutual fund been applicable to the Portfolio based on an initial estimate of the Portfolio’s net asset at $100 million:

Portfolio	AllianceBernstein Mutual Funds (“ABMF”)	Fee Schedule	Effective ABMF Advisory Fee	Effective Portfolio Advisory Fee
International Discovery Equity Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	1.000%

The Adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS—International Growth Portfolio and has a somewhat similar investment style as the Portfolio and its advisory fee

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The advisory fee schedule of International Growth Fund, Inc. was affected by the December 2003 settlement between the Adviser and the NYAG. The NYAG related master fee schedule, implemented in January 2004, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule.

54	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

schedule is set forth in the table below.9 Also shown is the Portfolio’s effective advisory fee and what would have been the effective advisory fees of the Portfolio had the advisory fee schedule of the AVPS portfolio been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Advisory Fee	Effective Portfolio Advisory Fee
International Discovery Equity Portfolio	AVPS –International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	1.00%

The Adviser manages the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), an open-end management investment company. Tax-Managed International Portfolio and International Portfolio of the SCB Fund have a somewhat similar investment style as the anticipated Portfolio and their advisory fee schedules are set forth below. Emerging Markets Portfolio of the SCB Fund, which invests primarily in emerging markets growth and value securities, is also set forth below. Also presented are the Portfolio’s effective advisory fees and what would have been the effective advisory fee of the Portfolio had the SCB Fund fee schedules been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	SCB Fund Portfolio	Fee Schedule	Effective SCB Fund Advisory Fee	Effective Portfolio Advisory Fee
International Discovery Equity Portfolio	Tax-Managed International Portfolio	92.5 bp on 1st $1 billion 85 bp on next $3 billion 80 bp on next $2 billion 75 bp on next $2 billion 65 bp on next $2 billion 60 bp thereafter	0.925%	1.000%

	International Portfolio	92.5 bp on 1st $1 billion 85 bp on next $3 billion 80 bp on next $2 billion 75 bp on next $2 billion 65 bp thereafter	0.925%	1.000%

International Discovery Equity Portfolio	Emerging Markets Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp thereafter	1.175%	1.000%

9	The advisory fee schedules of the AVPS portfolios were also affected by the settlement between the Adviser and the NYAG.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	55

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have a somewhat similar investment style as the Portfolio. The Adviser charges the fees set forth below for its Emerging Market Growth sub-advisory relationship. Also shown are the Portfolio’s effective advisory fee based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-Advised Fund Effective Fee (%)	Effective Portfolio Advisory Fee (%)
International Discovery Equity Portfolio	Client #1	AB Emerging Markets Growth Service -If account size is less than $65 million: 90 bp -If account size is greater than or equal to $65 million: 75 bp	0.750	1.000

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the proposed fee to the Portfolio, it is difficult to evaluate the relevance of such fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment advisory services, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the contractual management fee charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

56	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
International Discovery Equity Portfolio[14]	1.000	1.000	5/11

11	It should be noted that Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

14	The Portfolio’s EG includes the Portfolio, eight other International Small/Mid-Cap Growth funds (“ISMG”) and two other International Small/Mid-Cap Core funds (“ISMC”).

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	57

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Discovery Equity Portfolio[17]	1.550	1.661	3/11	1.617	8/23

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

As the Portfolio has not yet commenced operations, its estimated expenses are not affected by recent market conditions that have caused the expense ratios of many of the Portfolio’s peers to fluctuate throughout the second half of 2008 through 2009. Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.18

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

17	The Portfolio’s EU includes the Portfolio, EG peers, and all other ISMG and ISMC funds, excluding outliers.

18	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

58	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates will have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio

The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, will be the Portfolio’s principal underwriter. ABI and the Adviser will disclose in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	59

The Portfolio may effect brokerage transactions in the future through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB.” The Adviser represented that SCB’s profitability from any business conducted in the future with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

60	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $458 billion as of June 30, 2010, the Adviser has the investment experience to manage and provide non-investment services to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

Based on the factors discussed above and the negotiations between the Directors and the Adviser, the Senior Officer’s conclusion is that the revised advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 02, 2010

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	61

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

62	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	63

NOTES

64	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IDE-0151-0611

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit-Related
		Audit Fees	Fees	Tax Fees
AB U.S. Strategic Research Portfolio	2010	$21,750	$—	$—

	2011	$29,000	$2,000	$11,024

AB International Discovery Equity Portfolio	2010	N/A	N/A	N/A

	2011	$22,875	$—	$—

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB U.S. Strategic Research Portfolio	2010	$666,918	$127,715
			$(127,715)
			$—
	2011	$679,827	$13,024
			$(2,000)
			$(11,024)
AB International Discovery Equity Portfolio	2010	N/A	N/A
			N/A
			N/A
	2011	$666,803	$—
			$—
			$—

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	August 26, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	August 26, 2011